UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20429
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2017

Managed Duration Investment Grade Municipal Fund
 (Exact Name of Issuer as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	811-21359 (Commission File Number)	38-3684453 (I.R.S. Employer Identification Number)

200 Park Avenue
New York, New York	10166
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-1800
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01. Changes in Registrant’s Certifying Accountant.
Effective March 8, 2017, Managed Duration Investment Grade Municipal Fund (the “Fund’’), by action of its Audit Committee, which was confirmed and approved by its Board of Trustees, selected Tait Weller & Baker LLP (“Tait Weller”) to succeed Ernst & Young LLP (“EY’’) as the independent registered public accounting firm to the Fund and to audit the Fund’s financial statements for the fiscal year ending July 31, 2017.

EY resigned as the independent registered public accounting firm to the Fund on March 8, 2017.  EY’s reports on the Fund’s financial statements for the two most recent fiscal years ended July 31, 2016 and July 31, 2015, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Fund’s two most recent fiscal years ended July 31, 2016 and July 31, 2015 and through March 8, 2017:  (i) there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Fund’s financial statements for such years; and (ii) there were no “reportable events’’ of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

EY’s resignation does not reflect any disagreements with or dissatisfaction by the Fund or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, EY.   During the Fund’s two most recent fiscal years, neither the Fund, nor anyone on their behalf, consulted with Tait Weller on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The Fund has requested that EY furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether EY agrees with the above statements with respect to EY.  A copy of the letter from EY to the SEC is filed as an Exhibit to this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are filed with this Form 8-K:
Exhibit No.	Description
16	Letter furnished by Ernst & Young LLP, dated March 15, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANAGED DURATION INVESTMENT GRADE MUNICIPAL FUND
Date: March 13, 2017	By: /s/ Thomas E. Stabile Name: Thomas E. Stabile Title: Treasurer

EXHIBIT INDEX
Exhibit No.	Description
16	Letter furnished by Ernst & Young LLP, dated March 15, 2017